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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 2003
                        COMMISSION FILE NUMBER 000-27548


                          LIGHTPATH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                DELAWARE                                          86-0708398
    (State or other jurisdiction of                            (I.R.S. Employer
     incorporation or organization)                          Identification No.)


   2603 CHALLENGER TECH CT. SUITE 100                                32826
            ORLANDO, FLORIDA                                      (Zip Code)
(Address of principal executive offices)


              Registrant's telephone number, including area code:
                                 (407) 382-4003



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                          LIGHTPATH TECHNOLOGIES, INC.
                                    FORM 8-K

ITEM 7. EXHIBITS.

     Exhibit    Description
     -------    -----------
       99.1     Press release dated  January  9, 2003,  announcing  preliminary results for the second quarter of fiscal 2003 and the conference call on January 30, 2003 and the NASDAQ decision to proceed with a proxy for a reverse stock split.

ITEM 9. REGULATION FD DISCLOSURE

     The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

     On January 9, 2003, LightPath Technologies, Inc. a Delaware corporation (the "Company"), issued a press release announcing, among other things, preliminary information for the second quarter of fiscal 2003 and that the Company intends to release second quarter 2003 financial results, and to hold a publicly accessible conference call, on January 30, 2003. In addition, the Company announced that NASDAQ approved the Company's plan to proceed with a proxy for a reverse stock split. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                                    LIGHTPATH TECHNOLOGIES, INC.



                                          By: /s/ Todd Childress January 9, 2003
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                                                                  TODD CHILDRESS
                                                                             CFO